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                                                                    Exhibit 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.33-74840, No.33-74842, No.333-41102, and No.
333-41100) of Detwiler, Mitchell & Co. and subsidiaries (formerly Fechtor, Detwiler, Mitchell & Co.) of our report dated February 27, 2002 relating to the financial statements that appear in this Form 10-K.

/S/ PRICEWATERHOUSE COOPERS LLP

Boston, Massachusetts
March 15, 2002